Annual Shareholders’ Meeting
April 28, 2011

 } Please remember that during today’s program, representatives of Fulton may
 make forward-looking statements with respect to Fulton’s financial condition,
 results of operations and business.
 } These forward-looking statements are not guarantees of future performance
 and are subject to risks, uncertainties and other factors, some of which are
 beyond Fulton’s control and difficult to predict and could cause actual results to
 differ materially from those expressed or forecasted in the forward-looking
 statements.
 } Fulton undertakes no obligation, other than required by law, to update or revise
 any forward-looking statements, whether as a result of new information, future
 events or otherwise.
 } In our quarterly earnings releases and other material news releases which our
 available on our website at www.fult.com, we include our safe harbor statement
 on forward-looking statements; we refer you to this statement in those news
 releases and the statement is incorporated into this presentation.
 } For a more complete discussion of certain risks and uncertainties affecting
 Fulton, please see the sections entitled “Risk Factors” and “Management’s
 Discussion and Analysis of Financial Condition and Results of Operations” set
 forth in Fulton’s filings with the Securities and Exchange Commission.

 } Tape recorders and cameras are not
 permitted in the meeting.

 } The display of placards and signs
 is prohibited.

 } Please be considerate of others -- silence or
 turn off your cell phone during the meeting.

 } Any questions and comments should be
 directed to the chairperson of the meeting
 during the Question and Answer period.
 Please remember to state your name prior to
 asking your question.

 } Business Meeting
 ◦ Proposals:
 – Election of directors
 – Directors’ Equity Plan
 – Say on Pay
 – Say “When” on Pay
 – Ratification of appointment of independent auditor

 ◦ Introductions
 ◦ Results of Voting
 ◦ Conclusion of Business Meeting

 } Management Presentation
 } Questions and Answers

Annual Shareholders’ Meeting
April 28, 2011

Annual Shareholders’ Meeting
April 28, 2011

Annual Shareholders’ Meeting
April 28, 2011

Annual Shareholders’ Meeting
April 28, 2011

Report of the Judge of Elections

Annual Shareholders’ Meeting
April 28, 2011

 } Mortgage banking growth
 ◦ Strong refinance activity

 } Expense control

 } Expansion of net interest margin

 } Hindered greater success
 } Reduced the number of financial institutions
 In 2010: 355 fewer depository institutions
 In 2011: 28 failed banks as of 3/31/11

 } Loan growth sluggish
 } Customers continue to be cautious
 } Some customers unable to pay us
 } Credit costs continue to impact performance

 } Despite challenges, your company continues
 to move forward

 } Successful $230 million stock offering

 } Paid back $376.5 million in TARP funds
 to the U.S. Department of the Treasury

 } Purchased the associated warrant

 } Fulton Financial named one of the nation’s
 “100 Most Trustworthy Companies”
 } Selected from over 8,000 publicly held
 companies
 } The only bank included in
 Large-Cap or Mid-Cap
 company lists
 } One of only four banks
 on entire list

 } Raised the cash dividend in March
 } Looking to raise it again
 as economy gains strength

 Is NOT about:
 }size or structure
 IS about:
 }deep and sustainable relationships
 }local decision-making
 }first-hand knowledge of local banking needs
 Enables us to be:
 }Consistent in supporting customers
 }Flexible in service delivery
 }Unwavering in community support

 } 900+pages
 } 250 additional rules
 for the banking industry
 } We support the beneficial
 regulatory changes
 } We are opposed to those items that maybe
 harmful to Fulton and our customers
 } By adapting more quickly, we can focus our
 attention elsewhere - working to outperform
 our competitors

 } Strong performance continues

 } Net income:  $33.8 million or 17 cents
    per diluted share

 } 5% decrease in provision for credit losses
 from 4th quarter 2010

 } Non-performing loans decreased $10.78
 million or 3.3% from 4th quarter 2010

Annual Shareholders’ Meeting
April 28, 2011

1st quarter stock price change -
Large banks
 Average
0.4%
1.6%

1st quarter stock price change -
Selected indices
Closing Price
Price Change Since
Rank
Company Name
3/31/2011
12/31/2010
3/31/2010
12/31/2010
3/31/2010
1
Dow Jones Industrials
$12,319.73
$11,577.51
$10,856.63
6.4%
13.5%
2
S&P 500
$1,325.83
$1,257.64
$1,169.43
5.4%
13.4%
3
S&P 500 Financials
$220.71
$214.77
$214.75
2.8%
2.8%

Bank Indices:
1
S&P Regional Bank Index
$54.96
$54.29
$54.56
1.2%
0.7%
2
KBW Regional Bank Index
$54.18
$53.66
$53.22
1.0%
1.8%
3
KBW Bank Index (Top 24)
$51.92
$52.21
$52.00
-0.6%
-0.2%
4
Nasdaq Bank Index
$1,827.79
$1,847.35
$1,868.19
-1.1%
-2.2%
 Average
2.2%
4.3%
 Average Bank Indices
0.1%
0.1%
Fulton Financial Corporation
$11.11
$10.34
$10.20
7.4%
8.9%

Stock price - 12 month change -
Large banks
Closing Price
Price Change Since
Rank
Company Name
3/31/2011
12/31/2010
3/31/2010
12/31/2010
3/31/2010
1
KeyCorp
$8.88
$8.85
$7.75
0.3%
14.6%
4
SunTrust Banks, Inc.
$28.84
$29.51
$26.79
-2.3%
7.7%
5
$62.99
$60.72
$59.70
3.7%
5.5%
6
JPMorgan Chase & Co.
$46.10
$42.42
$44.75
8.7%
3.0%
7
Fifth Third Bancorp
$13.89
$14.68
$13.56
-5.4%
2.4%
8
U.S. Bancorp
$26.43
$26.97
$25.88
-2.0%
2.1%
11
$13.33
$13.34
$17.85
-0.1%
-25.3%
 Average
0.4%
1.6%
 Median
0.3%
3.0%
Fulton Financial Corporation
$11.11
$10.34
$10.20
7.4%
8.9%

Annual Shareholders’ Meeting
April 28, 2011

 Please remember to:
 } Use the microphones in front of room
 } Ask only one question to give other
 shareholders a chance
 } State your name before you ask your question

Annual Shareholders’ Meeting
April 28, 2011

FULTON FINANCIAL

CORPORATION

Forward-looking statement

Today's meeting

Welcome and opening remarks



Scott Smith
Chairman and CEO

Today's agenda



Corporate website: *www.fult.com*

FULTON FINANCIAL CORPORATION

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Corporate Profile

FULTON FINANCIAL CORPORATION (NASDAQ – FULT)

Webcast
First Quarter Earnings Call and Webcast
Wednesday, April 20, 2011
10:00 AM ET

Webcast
2011 Annual Shareholders' Meeting
Thursday, April 28, 2011
10:00 AM ET

Market Summary	
Trading Symbol	FULT
Exchange	NASDAQ
Market Value ($M)	2,165.21
Stock Quote	$ 10.87
Change	$ (0.01) 0.09 %
Volume	555,403

As of April 21, 2011
Minimum 20 minute delay.



Fulton Financial Corporation is a $16.1 billion regional financial holding company headquartered in Lancaster, Pennsylvania, providing a variety of financial services through subsidiary banks in Pennsylvania, Maryland, Delaware, New Jersey and Virginia.

Fulton Financial is the largest commercial bank headquartered in the Third Federal Reserve District. The corporation's seven community banks operate more than 270 offices and ATMs.

The Corporation also provides investment management and planning services through:

Fulton Financial Corporation
One Penn Square
P.O. Box 4887
Lancaster, PA 17604-4887
(717) 291-2411
General Information Contact
Laura J. Wakeley
Senior Vice President/Corporate Communications

FULTON FINANCIAL CORPORATION

Board of Directors

FULTON FINANCIAL
CORPORATION

Jeffrey G. Albertson



Joe N. Ballard



John M. Bond, Jr.



Dana A. Chryst



Craig A. Dally



Patrick J. Freer



Rufus A. Fulton, Jr.



George W. Hodges



Willem Kooyker



Donald W. Lesher, Jr.



John O. Shirk



Gary A. Stewart



E. Philip Wenger



FULTON FINANCIAL
CORPORATION

Charlie Nugent



Jim Shreiner



Craig Hill



Craig Roda



Scott Kintzing



Gerry Nau



Fulton Financial

Corporation

Jill Carson



Rocco DelVecchio



Dave Hanson



Bryan Holmes



Steve Miller



Curt Myers



John Scaldara



Angela Snyder



Mike Wimer



FULTON FINANCIAL
CORPORATION

FULTON FINANCIAL
CORPORATION

Reflections on 2010



Phil Wenger
President and COO

A Look Back at 2010



Earnings per share growth (Source: SNL)

Company Name	Ticker	2010	2009	2008	2007	2006
City National Corporation	CYN	372.0	(76.3)	(53.1)	(3.2)	1.1
Susquehanna Bancshares, Inc.	SUSQ	360.0	(105.3)	(22.8)	(25.9)	(2.4)
Old National Bancorp	ONB	214.3	(85.3)	(16.7)	(5.0)	29.0
TCF Financial Corporation	TCB	94.4	(46.5)	(51.7)	10.0	(5.0)
Fulton Financial Corporation	**FULT**	**90.3**	**1,133.3**	**(103.4)**	**(17.0)**	**6.0**
Associated Banc-Corp	ASBC	85.7	(197.7)	(41.9)	(6.7)	(2.1)
Citizens Republic Bancorp	CRBC	70.9	36.0	(423.3)	(9.5)	(20.5)
First Citizens BancShares, Inc.	FCNCA	65.9	27.7	(16.1)	(14.1)	12.0
First Midwest Bancorp, Inc.	FMBI	62.0	(171.0)	(38.3)	(31.6)	7.2
Commerce Bancshares, Inc.	CBSH	27.9	(12.1)	(8.2)	(3.9)	2.4
Bank of Hawaii Corporation	BOH	26.7	(24.8)	8.1	4.8	3.2
Valley National Bancorp	VLY	26.6	-	(41.8)	(4.3)	(1.7)
Trustmark Corporation	TRMK	24.6	(20.8)	(15.4)	(10.0)	15.5
BOK Financial Corporation	BOKF	22.0	30.4	(29.5)	1.9	5.0
Cullen/Frost Bankers, Inc.	CFR	14.7	(14.3)	(2.0)	3.8	11.3
FirstMerit Corporation	FMER	13.3	(38.4)	(3.3)	30.2	(24.7)
United Bankshares, Inc.	UBSI	6.5	(22.5)	(7.0)	0.9	(8.6)
UMB Financial Corporation	UMBF	2.7	(7.6)	34.5	26.4	7.7
International Bancshares Corporation	IBOC	(9.5)	(1.0)	9.7	4.8	(15.7)
Whitney Holding Corporation	WTNY	(51.9)	(222.7)	(60.2)	1.4	34.6
BancorpSouth, Inc.	BXS	(72.7)	(31.7)	(14.2)	7.6	6.8
Wilmington Trust Corporation	WL	(2,460.6)	8.3	(113.6)	28.2	(15.2)
South Financial Group, Inc.		NA	32.9	(893.9)	(34.2)	60.2

Net income growth

(Source: SNL)

Company Name	Ticker	2010	2009	2008	2007	2006
Old National Bancorp	ONB	178.2	(78.0)	(16.6)	(5.6)	24.5
City National Corporation	CYN	159.6	(52.8)	(52.4)	(3.3)	2.0
Susquehanna Bancshares, Inc.	SUSQ	151.3	(84.7)	19.6	(17.4)	5.1
Associated Banc-Corp	ASBC	99.4	(178.3)	(41.0)	(9.8)	(1.1)
Fulton Financial Corporation	**FULT**	**73.6**	**1,416.1**	**(103.7)**	**(17.7)**	**11.7**
TCF Financial Corporation	TCB	72.9	(32.8)	(51.7)	8.9	(7.6)
First Citizens BancShares, Inc.	FCNCA	65.9	27.8	(16.2)	(14.1)	12.1
First Midwest Bancorp, Inc.	FMBI	62.4	(152.2)	(38.5)	(31.6)	15.7
Citizens Republic Bancorp	CRBC	43.0	(30.8)	(489.8)	59.2	(21.3)
Commerce Bancshares, Inc.	CBSH	31.8	(11.1)	(8.6)	(5.7)	(1.5)
Bank of Hawaii Corporation	BOH	27.7	(25.1)	4.6	1.9	(0.7)
FirstMerit Corporation	FMER	25.2	(31.2)	(2.9)	29.6	(27.2)
BOK Financial Corporation	BOKF	21.7	40.0	(34.1)	3.8	5.7
Cullen/Frost Bankers, Inc.	CFR	16.6	(13.6)	(2.3)	9.5	17.0
Valley National Bancorp	VLY	13.0	24.0	(38.9)	(6.4)	0.1
Trustmark Corporation	TRMK	8.2	0.7	(14.9)	(9.0)	15.9
United Bankshares, Inc.	UBSI	6.9	(22.6)	(4.1)	1.6	(11.1)
UMB Financial Corporation	UMBF	1.7	(8.8)	32.2	24.2	6.1
International Bancshares Corporation	IBOC	(9.0)	8.1	8.9	3.7	(16.9)
BancorpSouth, Inc.	BXS	(72.3)	(31.3)	(12.7)	10.2	8.7
Whitney Holding Corporation	WTNY	(128.1)	(206.1)	(61.2)	4.4	41.3
Wilmington Trust Corporation	WL	(22,291.9)	86.1	(112.7)	27.1	(13.8)
South Financial Group, Inc.		NA	(23.6)	(846.7)	(35.1)	61.7

Core deposit growth

(Source: SNL)

Company Name	Ticker	2010	2009	2008	2007	2006
Cullen/Frost Bankers, Inc.	CFR	NA	NA	3.9	9.5	11.4
FirstMerit Corporation	FMER	40.3	18.1	4.7	(2.6)	(2.7)
City National Corporation	CYN	27.5	23.4	2.6	1.6	(5.8)
First Citizens BancShares, Inc.	FCNCA	23.4	16.7	4.5	(1.5)	(0.3)
Fulton Financial Corporation	**FULT**	**19.5**	**11.2**	**(2.7)**	**(2.6)**	**1.3**
BOK Financial Corporation	BOKF	19.1	15.4	13.5	13.3	15.1
Associated Banc-Corp	ASBC	16.2	21.3	4.9	2.3	8.8
First Midwest Bancorp, Inc.	FMBI	15.7	4.9	(0.3)	2.1	12.4
Susquehanna Bancshares, Inc.	SUSQ	14.9	6.7	26.3	9.1	4.9
Commerce Bancshares, Inc.	CBSH	14.9	16.9	5.4	3.7	(0.7)
UMB Financial Corporation	UMBF	14.2	17.8	15.1	3.1	2.5
United Bankshares, Inc.	UBSI	13.8	8.0	2.8	0.2	(2.8)
BancorpSouth, Inc.	BXS	12.3	10.0	6.6	4.1	4.5
Wilmington Trust Corporation	WL	12.3	30.1	11.2	5.4	(5.6)
International Bancshares Corporation	IBOC	11.4	(3.3)	(0.1)	7.4	1.5
TCF Financial Corporation	TCB	10.8	26.6	4.1	1.0	5.6
Valley National Bancorp	VLY	8.4	10.3	2.2	(5.3)	(4.0)
Trustmark Corporation	TRMK	8.3	1.6	1.2	6.1	12.0
Bank of Hawaii Corporation	BOH	8.1	25.3	0.9	(1.4)	(4.9)
Citizens Republic Bancorp	CRBC	5.1	4.4	6.9	30.8	(8.4)
Old National Bancorp	ONB	4.5	5.3	(6.5)	4.0	(5.7)
Whitney Holding Corporation	WTNY	4.0	14.2	1.8	(7.8)	18.7
South Financial Group, Inc.		NA	1.2	(9.6)	(5.1)	(2.2)

Average loan growth

(Source: SNL)

Company Name	Ticker	2010	2009	2008	2007	2006
FirstMerit Corporation	FMER	19.2	(0.7)	3.3	2.5	2.8
First Citizens BancShares, Inc.	FCNCA	14.9	6.8	7.7	5.4	5.6
City National Corporation	CYN	9.3	2.3	9.3	11.1	12.1
TCF Financial Corporation	TCB	5.3	8.7	10.2	7.7	10.9
UMB Financial Corporation	UMBF	2.8	4.3	7.4	9.2	14.5
First Midwest Bancorp, Inc.	FMBI	2.6	4.4	4.2	1.5	15.5
Susquehanna Bancshares, Inc.	SUSQ	1.0	6.8	56.3	5.5	3.1
Fulton Financial Corporation	**FULT**	**(0.1)**	**3.3**	**8.0**	**9.7**	**8.8**
BancorpSouth, Inc.	BXS	(1.2)	3.2	7.3	15.9	7.9
Valley National Bancorp	VLY	(2.7)	3.3	13.6	(0.0)	8.2
International Bancshares Corporation	IBOC	(3.7)	1.8	8.3	8.6	(0.7)
Cullen/Frost Bankers, Inc.	CFR	(5.9)	4.3	11.6	14.4	16.9
Trustmark Corporation	TRMK	(6.8)	(4.2)	0.9	9.6	9.1
United Bankshares, Inc.	UBSI	(7.1)	0.3	13.9	8.9	5.2
Commerce Bancshares, Inc.	CBSH	(8.8)	(2.8)	7.3	11.9	6.5
Wilmington Trust Corporation	WL	(9.2)	0.5	12.0	6.7	9.3
Whitney Holding Corporation	WTNY	(9.5)	8.8	9.8	8.4	10.4
BOK Financial Corporation	BOKF	(10.0)	(2.8)	10.0	17.7	14.3
Bank of Hawaii Corporation	BOH	(10.9)	(6.1)	(0.3)	3.0	4.3
Old National Bancorp	ONB	(14.0)	(7.8)	(2.3)	0.0	(3.5)
Citizens Republic Bancorp	CRBC	(14.1)	(11.5)	2.4	62.8	3.0
Associated Banc-Corp	ASBC	(15.7)	(3.0)	7.3	(1.7)	6.1
South Financial Group, Inc.		NA	(8.6)	3.7	4.2	8.3

Efficiency ratio

(Source: SNL)

Company Name	Ticker	2010	2009	2008	2007	2006
Fulton Financial Corporation	**FULT**	**53.5**	**57.9**	**56.5**	**61.3**	**56.2**
United Bankshares, Inc.	UBSI	53.6	50.2	48.0	47.5	46.9
Bank of Hawaii Corporation	BOH	56.3	52.2	54.0	52.2	51.8
Trustmark Corporation	TRMK	56.5	54.5	55.6	57.2	58.7
Valley National Bancorp	VLY	56.7	56.4	55.3	51.9	52.3
First Midwest Bancorp, Inc.	FMBI	57.0	53.8	52.4	52.1	49.4
BOK Financial Corporation	BOKF	57.3	56.1	60.7	58.6	58.6
International Bancshares Corporation	IBOC	57.4	51.8	57.3	60.0	57.8
Commerce Bancshares, Inc.	CBSH	58.4	58.2	63.4	59.3	60.0
Cullen/Frost Bankers, Inc.	CFR	59.0	59.4	57.0	56.5	55.9
Associated Banc-Corp	ASBC	60.5	50.9	50.9	51.4	49.0
City National Corporation	CYN	62.9	62.3	61.0	56.5	54.2
TCF Financial Corporation	TCB	63.1	67.3	63.7	62.2	63.0
FirstMerit Corporation	FMER	63.7	63.2	60.3	60.7	60.4
Susquehanna Bancshares, Inc.	SUSQ	63.8	64.4	62.3	66.3	66.5
BancorpSouth, Inc.	BXS	65.1	64.0	64.0	63.4	64.6
First Citizens BancShares, Inc.	FCNCA	67.5	76.3	75.3	72.6	70.0
Citizens Republic Bancorp	CRBC	67.7	74.2	62.6	58.6	65.8
UMB Financial Corporation	UMBF	73.8	72.5	73.2	75.0	78.8
Old National Bancorp	ONB	78.7	78.4	69.7	69.6	68.6
Whitney Holding Corporation	WTNY	83.4	70.8	60.2	59.4	57.3
Wilmington Trust Corporation	WL	83.7	66.6	62.4	57.6	55.4
South Financial Group, Inc.		NA	93.7	71.8	61.8	61.0

Other successes in 2010



%
%
%
%

Significant challenges continue


BANK

Lagging economy



Bottom line



TARP/Capital Purchase Program

- Exited program with minimal dilution to our shareholders

TREASURY

Capital adequacy (12/31/10)

	FULTON FINANCIAL	Basel III Regulatory Min.
Total Risk-Based Capital Ratio	14.20%	10.50%
Tier 1 Risk-Based Capital Ratio (2)	11.60%	8.50%
Leverage Capital Ratio	9.40%	TBD
Common Equity Ratio (3)	10.20%	7.00%
Tangible Common Equity Ratio (4)	8.50%	NA

(1) Fully-phased in requirements, with 2.50% conservation buffer.

(2) Includes existing trust preferred securities.

(3) Tier 1 common equity, excluding trust preferred securities, to risk-weighted assets.

(4) GAAP equity, minus goodwill and intangible assets, to total assets, excluding goodwill and intangible assets. Basel III capital standards do not include this ratio.

Analyst recommendations

(as of January 2011)

Rank	Company Name	Ticker	State	# Analysts	# Buys
1	First Horizon National Corporation	FHN	TN	31	12
2	TCF Financial Corporation	TCB	MN	22	8
3	Fulton Financial Corporation	FULT	PA	15	7
4	FirstMerit Corporation	FMER	OH	15	7
5	People's United Financial, Inc.	PBCT	CT	19	6
6	Synovus Financial Corp.	SNV	GA	30	6
7	First Niagara Financial Group, Inc.	FNFG	NY	13	5
8	Webster Financial Corporation	WBS	CT	17	5
9	City National Corporation	CYN	CA	25	4
10	Susquehanna Bancshares, Inc.	SUSQ	PA	15	4
11	Associated Banc-Corp	ASBC	WI	16	2
12	Cullen/Frost Bankers, Inc.	CFR	TX	18	2
13	Valley National Bancorp	VLY	NJ	11	2
14	UMB Financial Corporation	UMBF	MO	3	1
15	BOK Financial Corporation	BOKF	OK	9	1
16	BancorpSouth, Inc.	BXS	MS	14	0
17	Commerce Bancshares, Inc.	CBSH	MO	9	0
18	International Bancshares Corporation	IBOC	TX	2	0
	Average			16	4
	Median			15	4

Forbes recognition

Forbes.com
100
MOST TRUSTWORTHY
COMPANIES
2010

25 years on Nasdaq Exchange


FULTON FINANCIAL
CORPORATION
FULT
NASDAQ
LISTED

Quarterly cash dividend


569 00

Our company

- The Bank
- The Columbia Bank
- FNB Bank, N.A.
- Fulton Bank, N.A.
- Lafayette Ambassador Bank
- Skylands Community Bank
- Swineford National Bank



Pennsylvania
LYCOMING
COLUMBIA
MONTOUR
CENTRE
UNION
SNYDER
NORTHUMBERLAND
NORTHAMPTON
SCHUYLKILL
LEHIGH
DAUPHIN
BERKS
BUCKS
LEBANON
CUMBERLAND
LANCASTER
MONTGOMERY
CHESTER
YORK
FRANKLIN
DELAWARE
SUSSEX
WARREN
MORRIS
SOMERSET
HUNTERDON
MIDDLESEX
MERCER
MONMOUTH
New Jersey
BURLINGTON
OCEAN
CAMDEN
GLOUCESTER
SALEM
ATLANTIC
CUMBERLAND
WASHINGTON
Maryland
CECIL
FREDERICK
BALTIMORE
BALTIMORE CITY
HOWARD
MONTGOMERY
ANNE ARUNDEL
PRINCE GEORGES
KENT
SUSSEX
Delaware
FAIRFAX
MANASSAS
Virginia
RICHMOND
NEWPORT NEWS
VIRGINIA BEACH
CHESAPEAKE

Community banking

The Fulton Financial team



WE WILL ***CARE, LISTEN,***
UNDERSTAND, AND ***DELIVER.***

The regulatory environment



Dodd-Frank Act


LAW



Scott Smith
Chairman and CEO

Total return 2007-2010



$120
$100
$80
$60
$40
$20
$0
Index Value
2007
2008
2009
2010
Year
Fulton
Peer Avg.

1st quarter 2011 earnings

FULTON FINANCIAL

CORPORATION

1st quarter stock price change – Peer comparisons

Rank	Company Name	Closing Price 3/31/2011	12/31/2010	3/31/2010	Price Change Since 12/31/2010	3/31/2010
1	Webster Financial Corporation	$21.43	$19.70	$17.49	8.8%	22.5%
2	**Fulton Financial Corporation**	$11.11	$10.34	$10.20	7.4%	8.9%
3	TCF Financial Corporation	$15.86	$14.81	$15.94	7.1%	-0.5%
4	Commerce Bancshares, Inc.	$40.44	$39.73	$39.18	1.8%	3.2%
5	Associated Banc-Corp	$14.85	$15.15	$13.76	-2.0%	7.9%
6	Valley National Bancorp	$13.96	$14.30	$14.64	-2.4%	-4.6%
7	First Niagara Financial Group, Inc.	$13.58	$13.98	$14.23	-2.9%	-4.6%
8	BancorpSouth, Inc.	$15.45	$15.95	$20.96	-3.1%	-26.3%
9	BOK Financial Corporation	$51.68	$53.40	$52.44	-3.2%	-1.4%
10	Susquehanna Bancshares, Inc.	$9.35	$9.68	$9.81	-3.4%	-4.7%
11	Cullen/Frost Bankers, Inc.	$59.02	$61.12	$55.80	-3.4%	5.8%
12	First Horizon National Corporation	$11.21	$11.78	$13.40	-4.8%	-16.4%
13	City National Corporation	$57.05	$61.36	$53.97	-7.0%	5.7%
14	International Bancshares Corporati	$18.34	$20.03	$23.01	-8.4%	-20.3%
15	Synovus Financial Corp.	$2.40	$2.64	$3.29	-9.1%	-27.1%
16	UMB Financial Corporation	$37.37	$41.44	$40.60	-9.8%	-8.0%
17	People's United Financial, Inc.	$12.58	$14.01	$15.62	-10.2%	-19.5%
18	FirstMerit Corporation	$17.07	$19.79	$21.57	-13.7%	-20.8%
	Average				**-3.2%**	**-5.6%**
	Median				**-3.3%**	**-4.6%**

Rank	Company Name	Closing Price 3/31/2011	12/31/2010	3/31/2010	Price Change Since 12/31/2010	3/31/2010
1	JPMorgan Chase & Co.	$46.10	$42.42	$44.75	8.7%	3.0%
2	BB&T Corporation	$27.45	$26.29	$32.39	4.4%	-15.3%
3	PNC Financial Services Group, Inc	$62.99	$60.72	$59.70	3.7%	5.5%
4	Wells Fargo & Company	$31.71	$30.99	$31.12	2.3%	1.9%
5	M&T Bank Corporation	$88.47	$87.05	$79.38	1.6%	11.5%
6	KeyCorp	$8.88	$8.85	$7.75	0.3%	14.6%
7	Bank of America Corporation	$13.33	$13.34	$17.85	-0.1%	-25.3%
8	U.S. Bancorp	$26.43	$26.97	$25.88	-2.0%	2.1%
9	SunTrust Banks, Inc.	$28.84	$29.51	$26.79	-2.3%	7.7%
10	Fifth Third Bancorp	$13.89	$14.68	$13.56	-5.4%	2.4%
11	Citigroup Inc.	$4.42	$4.73	$4.05	-6.6%	9.1%
	Median				0.3%	3.0%
	Fulton Financial Corporation	$11.11	$10.34	$10.20	7.4%	8.9%

Stock price – 12 month change – Peer comparisons

		Closing Price			Price Change Since	
Rank	Company Name	3/31/2011	12/31/2010	3/31/2010	12/31/2010	3/31/2010
1	Webster Financial Corporation	$21.43	$19.70	$17.49	8.8%	22.5%
2	Fulton Financial Corporation	$11.11	$10.34	$10.20	7.4%	8.9%
3	Associated Banc-Corp	$14.85	$15.15	$13.76	-2.0%	7.9%
4	Cullen/Frost Bankers, Inc.	$59.02	$61.12	$55.80	-3.4%	5.8%
5	City National Corporation	$57.05	$61.36	$53.97	-7.0%	5.7%
6	Commerce Bancshares, Inc.	$40.44	$39.73	$39.18	1.8%	3.2%
7	TCF Financial Corporation	$15.86	$14.81	$15.94	7.1%	-0.5%
8	BOK Financial Corporation	$51.68	$53.40	$52.44	-3.2%	-1.4%
9	First Niagara Financial Group, Inc.	$13.58	$13.98	$14.23	-2.9%	-4.6%
10	Valley National Bancorp	$13.96	$14.30	$14.64	-2.4%	-4.6%
11	Susquehanna Bancshares, Inc.	$9.35	$9.68	$9.81	-3.4%	-4.7%
12	UMB Financial Corporation	$37.37	$41.44	$40.60	-9.8%	-8.0%
13	First Horizon National Corporation	$11.21	$11.78	$13.40	-4.8%	-16.4%
14	People's United Financial, Inc.	$12.58	$14.01	$15.62	-10.2%	-19.5%
15	International Bancshares Corporati	$18.34	$20.03	$23.01	-8.4%	-20.3%
16	FirstMerit Corporation	$17.07	$19.79	$21.57	-13.7%	-20.8%
17	BancorpSouth, Inc.	$15.45	$15.95	$20.96	-3.1%	-26.3%
18	Synovus Financial Corp.	$2.40	$2.64	$3.29	-9.1%	-27.1%
	Average				-3.2%	-5.6%
	Median				-3.3%	-4.6%

2	M&T Bank Corporation	$88.47	$87.05	$79.38	1.6%	11.5%
3	Citigroup Inc.	$4.42	$4.73	$4.05	-6.6%	9.1%
	PNC Financial Services Group, Inc.					
9	Wells Fargo & Company	$31.71	$30.99	$31.12	2.3%	1.9%
10	BB&T Corporation	$27.45	$26.29	$32.39	4.4%	-15.3%
	Bank of America Corporation					



Scott Smith
Chairman and CEO

Board Governance Activity



Lt. Gen. Joe N. Ballard US Army (Ret.)



Donald M. Bowman, Jr.



FULTON FINANCIAL

CORPORATION

Questions and answers

FULTON FINANCIAL
CORPORATION